                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
                                       OF

                        GRIFFIN TECHNOLOGY INCORPORATED

                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED OCTOBER 26, 1995
                                       OF

                         D-GT ACQUISITION, INCORPORATED
                           A WHOLLY OWNED SUBSIDIARY

                                       OF

                             DIEBOLD, INCORPORATED

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
       TIME, ON MONDAY, NOVEMBER 27, 1995, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                               NATIONAL CITY BANK

                                    By Mail:
                         National City Bank, Depositary
                                 P.O. Box 92301
                           Cleveland, Ohio 44193-0900
                     (800) 622-6757 (SHAREHOLDER QUESTIONS)

                           By Facsimile Transmission:
                                 (216) 476-8367

                         By Hand or Overnight Courier:
                         National City Bank, Depositary
                           Corporate Trust Operations
                           Third Floor -- North Annex
                             4100 West 150th Street
                           Cleveland, Ohio 44135-1385

                        Confirm Facsimile By Telephone:
                                 (216) 476-8049

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company, the Midwest Securities Trust Company or the Philadelphia Depository Trust Company (hereinafter collectively referred to as the "Book-Entry Transfer Facility" and, individually, a "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

     Shareholders who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution _______________________________________________

  Account Number ______________________________________________________________

              / / The Depository Trust Company

              / / Midwest Securities Trust Company

              / / Philadelphia Depository Trust Company

  Transaction Code No. ________________________________________________________

/ / CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Shareholder(s) _______________________________________

   Date of Execution of Notice of Guaranteed Delivery _________________________

   Name of Institution which Guaranteed Delivery ______________________________

   IF DELIVERY IS BY BOOK-ENTRY TRANSFER, PLEASE PROVIDE THE FOLLOWING:

   Name of Tendering Institution ______________________________________________

   Account No. ________________________________________________________________

               / / The Depository Trust Company

               / / Midwest Securities Trust Company

               / / Philadelphia Depository Trust Company

   Transaction Code No. _______________________________________________________

------------------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------------
                        NAME(S) AND ADDRESS(ES)
                        OF REGISTERED HOLDER(S)
       (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON                        CERTIFICATE(S) TENDERED
                         SHARE CERTIFICATE(S))                                (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                              TOTAL NUMBER
                                                                                                OF SHARES          NUMBER OF
                                                                            CERTIFICATE        REPRESENTED          SHARES
                                                                            NUMBER(S)*     BY CERTIFICATE(S)*     TENDERED**
                                                                        -----------------------------------------------------
                                                                        -----------------------------------------------------

                                                                        -----------------------------------------------------

                                                                        -----------------------------------------------------
                                                                           TOTAL NUMBER
                                                                             OF SHARES
-----------------------------------------------------------------------------------------------------------------------------

    * Need not be completed by shareholders delivering Shares by book-entry transfer.

   ** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the
      Depositary are being tendered. See Instruction 4.
-----------------------------------------------------------------------------------------------------------------------------


                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to D-GT Acquisition, Incorporated, a New York corporation (the "Purchaser") and a wholly owned subsidiary of Diebold, Incorporated, the above-described shares of common stock, par value $0.05 per share (the "Shares"), of Griffin Technology Incorporated, a New York corporation (the "Company"), pursuant to the Purchaser's offer to purchase all outstanding Shares at $7.75 per Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 26, 1995, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). The Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Shares tendered pursuant to the Offer.

     Subject to, and effective upon, acceptance for payment for the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns, and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other shares of common stock or other securities issued or issuable in respect thereof on or after October 20, 1995) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such other shares of common stock or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares (and all such other shares of common stock or securities), or transfer ownership of such Shares (and all such other shares of common stock or securities) on the account books maintained by a Book-Entry Transfer Facility, together, in any such case, with all accompanying evidence of transfer and authenticity, to or upon the order of the Purchaser, (b) present such Shares (and all such other shares of common stock or securities) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such other shares of common stock or securities), all in accordance with the terms of the Offer.

     The undersigned hereby irrevocably appoints Robert W. Mahoney, William
T. Blair, Gerald F. Morris and Gregg A. Searle, and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of any vote or other action (and any and all other shares of common stock or other securities issued or issuable in respect thereof on or after October 20, 1995), at any meeting of the shareholders of the Company (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This proxy is irrevocable and coupled with an interest in the tendered Shares and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares or securities, and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other shares of common stock or other securities issued or issuable in respect thereof on or after October 20, 1995) and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and all such other shares of common stock or securities).

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that a tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase will constitute the tendering shareholder's acceptance of the terms and conditions of the Offer, as well as the tendering shareholder's representation and warranty that such shareholder has the full power and authority to tender, sell, assign and transfer the Shares tendered, as specified in this Letter of Transmittal. The Purchaser's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the tendering shareholder and the Purchaser upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated under "Special Payment Instructions", please issue the check for the purchase price of any Shares purchased, and return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the purchase price of any Shares purchased and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Purchaser has no obligation, pursuant to the "Special Payment Instructions", to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.

                          SPECIAL PAYMENT INSTRUCTIONS

                         (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if the check for the purchase price of Shares purchased or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if Shares tendered by book-entry transfer that are not purchased are to be returned by credit to an account at a Book-Entry Transfer Facility other than that designated above.

Issue  / / check
       / / certificate(s) to:

Name: _______________________________________________
                     (Please Print)

Address: ____________________________________________

_____________________________________________________
                                           (Zip Code)

_____________________________________________________
           (Taxpayer Identification Number)


                        SPECIAL DELIVERY INSTRUCTIONS

                          (SEE INSTRUCTIONS 1, 5 AND 7)

     To be completed ONLY if the check for the purchase price of Shares purchased or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered".

Mail  / / check
       / / certificate(s) to:

Name: _______________________________________________
                     (Please Print)

Address: ____________________________________________

_____________________________________________________
                                           (Zip Code)

/ / Credit unpurchased Shares tendered by book-entry transfer to the account set forth below:

     Name of Account Party __________________________________________________

     Account No. ____________________________________________________________

                / / The Depository Trust Company

                / / Midwest Securities Trust Company

                / / Philadelphia Depository Trust Company

                                   IMPORTANT
                            SHAREHOLDERS: SIGN HERE
                  (Please complete Substitute Form W-9 below)

______________________________________________________________________________

______________________________________________________________________________
                          SIGNATURE(S) OF HOLDER(S)

DATED: _________________________________________ , 199__

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON SHARE CERTIFICATES OR ON A SECURITY POSITION LISTING OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATES AND DOCUMENTS TRANSMITTED HEREWITH. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OF A CORPORATION OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE PROVIDE THE FOLLOWING INFORMATION AND SEE INSTRUCTION 5.)

NAME(S): _____________________________________________________________________

______________________________________________________________________________
                                 (PLEASE PRINT)

CAPACITY (FULL TITLE): _______________________________________________________

ADDRESS: _____________________________________________________________________

______________________________________________________________________________
                              (INCLUDING ZIP CODE)

AREA CODE AND TELEPHONE NO.: _________________________________________________

TAXPAYER IDENTIFICATION OR
  SOCIAL SECURITY NO.: _______________________________________________________
                                  (SEE SUBSTITUTE FORM W-9 BELOW)

                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)

Authorized Signature: _______________________________________________________

Name: _______________________________________________________________________
                             (PLEASE TYPE OR PRINT)

Title: ______________________________________________________________________

Name of Firm: _______________________________________________________________

Address: ____________________________________________________________________

_____________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.: ________________________________________________

Dated: _____________________________________ , 199__

                        PAYER'S NAME: NATIONAL CITY BANK

-------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                        PART 1 -- Taxpayer Identification Number -- For All Accounts         Social Security Number
FORM W-9                          Enter your taxpayer identification number in the appropriate      OR ________________________
DEPARTMENT OF THE TREASURY        box. For most individuals and sole proprietors, this is your         Employer Identification
INTERNAL REVENUE SERVICE          Social Security Number. For other entities, it is your Employer              Number
                                  Identification Number. If you do not have a number, see "How to
                                  Obtain a TIN" in the enclosed Guidelines.
                                  Note: if the account is in more than one name, see the chart on
                                  Page 2 of the enclosed Guidelines to determine what number to enter.
                                  ---------------------------------------------------------------
                                  PART II -- For Payees Exempt Form Backup Withholding (see               [  ]Awaiting TIN
                                  enclosed Guidelines and complete as instructed therein).
-------------------------------------------------------------------------------------------------------------------------------
                                  CERTIFICATION -- Under penalties of perjury, I certify that:

                                  (1) The number shown on this form is my correct taxpayer identification number, or I am waiting for a number to be issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal
                                      Revenue Service Center or Social Security Administration Office or (b) I intend to mail
PAYER'S REQUEST                       or deliver an application in the near future. I understand that if I do not provide a
FOR TAXPAYER                          taxpayer identification number within sixty (60) days, 31% of all reportable payments
IDENTIFICATION NUMBER                 made to me thereafter will be withheld until I provided a number;

                                  (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

                                  (3) Any other information provided on this form is true, correct and complete.

                                  CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
                                  ---------------------------------------------------------------------------------------------
                                  SIGNATURE __________________________________________________ DATE __________________ , 199__
-------------------------------------------------------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO
      THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE
      FORM W-9 FOR INSTRUCTIONS.


                FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the instruction entitled "Special Payment Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer, without utilizing an Agent's Message, pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as either a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee or an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date. Shareholders who cannot deliver their Shares and all other required documents to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth in
Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the Depositary by the Expiration Date and
(c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of all Shares delivered electronically, as well as either a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee or an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     THE METHOD OF DELIVERY OF SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING THROUGH A BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or facsimile thereof) or causing an Agent's Message to be transmitted, the tendering shareholder waives any right to receive any notice of the acceptance for payment of Shares.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

     4. Partial Tenders (not applicable to shareholders who tender by book-entry transfers). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

     6. Stock Transfer Taxes. The Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to the Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

     7. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at a Book-Entry Transfer Facility as such shareholder may designate under "Special Payment Instructions". If no such instructions are given, any such Shares not purchased will be returned by crediting the account at a Book-Entry Transfer Facility designated above. If the box entitled "Special Payment Instructions" is completed, the signature(s) of the person(s) signing this Letter of Transmittal must be guaranteed. See Instruction 1.

     8. Substitute Form W-9. Under the federal income tax laws, the Depositary will be required to withhold 31% of the amount of any payments made to certain shareholders pursuant to the Offer. In order to avoid such backup withholding, each tendering shareholder, and, if applicable, each other payee, must provide the Depositary with such shareholder's or payee's correct taxpayer identification number and certify that such shareholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above or by filing a properly completed Form W-9. In general, if a shareholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the shareholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain shareholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such shareholder or payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Failure to complete the Substitute Form W-9 (or to file a Form W-9) will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

     NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     9. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent or the Dealer Managers at their respective addresses or telephone numbers set forth below.

     10. Irregularities. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Purchaser, in its sole discretion, which determination shall be final and binding. The Purchaser reserves the absolute right to reject any or all tenders of Shares determined by it not to be in proper form or the acceptance for payment of or payment for which may, in the opinion of the Purchaser's counsel, be unlawful. The Purchaser also reserves the absolute right to waive any defect or irregularity in any tender of Shares. No tender of Shares will be deemed to have been properly made until all defects and irregularities relating thereto have been cured or waived. The Purchaser's interpretation of the terms and conditions of the Offer in this regard will be final and binding. None of the Purchaser, the Dealer Managers, the Depositary, the Information Agent or any other person will be under any duty to give notification of any defect or irregularity in tenders or incur any liability for failure to give any such notification.

-------------------------------------------------------------------------------------------------------------
                                        (DO NOT WRITE IN SPACES BELOW)
-------------------------------------------------------------------------------------------------------------
  Date Received __________      Accepted By __________     Checked By __________
-------------------------------------------------------------------------------------------------------------
    SHARES        SHARES        SHARES        CHECK         AMOUNT        SHARES     CERTIFICATE      BLOCK
 SURRENDERED     TENDERED      ACCEPTED        NO.         OF CHECK      RETURNED        NO.           NO.
-------------------------------------------------------------------------------------------------------------
                                                              Or
                                                             Net
-------------------------------------------------------------------------------------------------------------
   Delivery Prepared By __________                Checked By __________                   Date __________
-------------------------------------------------------------------------------------------------------------


                    The Information Agent for the Offer is:

                             D. F. KING & CO., INC.

                                77 Water Street
                            New York, New York 10005
                 BANKS AND BROKERS CALL COLLECT (212) 269-5550
                    ALL OTHERS CALL TOLL FREE (800) 549-6864

                     The Dealer Managers for the Offer are:
                              GOLDMAN, SACHS & CO.

                                85 Broad Street
                            New York, New York 10004
                           (800) 323-5678 (TOLL FREE)